Table of Contents Consolidated Financials and Key Metrics Page Key Metrics Summary 4 Consolidated Statements of Income (Loss) 5 Consolidated Balance Sheets 6 Consolidated Capital Structure 7 Operating Earnings (Loss) by Segment and Corporate and Other 8 Assets Under Management and Administration 9 Sales Metrics by Segment 10 Select Metrics from Business Segments Individual Retirement Statements of Operating Earnings (Loss) and Summary Metrics 12 Select Operating Metrics 13 Group Retirement Statements of Operating Earnings (Loss) and Summary Metrics 14 Select Operating Metrics 15 Investment Management and Research Statements of Operating Earnings (Loss) and Summary Metrics 16 Select Operating Metrics 17 Net Flows 18 Protection Solutions Statements of Operating Earnings (Loss) and Summary Metrics 19 Select Operating Metrics 20 Investments Consolidated Investment Portfolio Composition 22 Consolidated Results of General Account Investment Portfolio 23 Additional Information Deferred Policy Acquisition Costs Rollforward 25 Use of Non-GAAP Financial Measures 26 Reconciliation of Non-GAAP Measures 28 Glossary of Selected Financial and Product Terms 31 Analyst Coverage, Ratings & Contact Information 32 This financial supplement should be read in conjunction with Equitable Holdings, Inc.’s (“EQH”) Quarterly Report on Form 10-Q for the quarter ended March 31, 2020. Equitable Holdings’ filings with the Securities and Exchange Commission (“SEC”) can be accessed upon filing at the SEC’s website at www.sec.gov, and at our website at ir.equitableholdings.com. All information included in this financial supplement is unaudited. This financial supplement includes information from prior periods which have been revised and/or restated. For additional details, please refer to our Form 10-Q for the quarter ended March 31, 2020 1Q 2020 Financial Supplement 2

Consolidated Financials and Key Metrics 1Q 2020 Financial Supplement 3

Key Metrics Summary

(in millions USD, except per share and O/S share amounts)	For the Three Months Ended or As of						For the Three Months Ended or As of		
	3/31/2019	6/30/2019	9/30/2019	12/31/2019	3/31/2020	Change	3/31/2019	3/31/2020	Change
Net income (loss)	$ (709)	$ 430	$ (316)	$ (841)	$ 5,447	868.3 %	$ (709)	$ 5,447	868.3 %
Net income (loss) attributable to the noncontrolling interest	(66)	(67)	(68)	(96)	(37)	43.9 %	(66)	(37)	43.9 %
Net income (loss) attributable to Holdings	$ (775)	$ 363	$ (384)	$ (937)	$ 5,410	798.1 %	$ (775)	$ 5,410	798.1 %
Non-GAAP Operating Earnings (1)	$ 509	$ 559	$ 677	$ 652	$ 515	1.2 %	$ 509	$ 515	1.2 %
Total equity attributable to Holdings' shareholders	$ 13,143	$ 14,843	$ 14,936	$ 13,535	$ 20,086	52.8 %	$ 13,143	$ 20,086	52.8 %
Less: Preferred Stock	—	—	—	775	775	100.0 %	—	775	100.0 %
Total equity attributable to Holdings' common shareholders	13,143	14,843	14,936	12,760	19,311	46.9 %	13,143	19,311	46.9 %
Less: Accumulated other comprehensive income (loss)	(513)	$ 876	$ 1,468	$ 840	2,289	546.2 %	$ (513)	$ 2,289	546.2 %
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$ 13,656	$ 13,967	$ 13,468	$ 11,920	$ 17,022	24.6 %	$ 13,656	$ 17,022	24.6 %
Return on Equity (ex. AOCI) - TTM	5.8%	7.2%	8.1%	(13.1)%	31.5%		5.8%	31.5%	
Non-GAAP Operating ROE (1) (2)	15.2%	15.9%	16.0%	18.1 %	17.0%		15.2%	17.0%	
Debt to capital:									
Debt to Capital	27.4%	24.6%	24.3%	23.3 %	17.4%		27.4%	17.4%	
Debt to Capital (ex. AOCI)	26.6%	25.8%	26.3%	24.5 %	19.2%		26.6%	19.2%	
Per common share:									
Diluted earnings per common share: (3)									
Net income (loss) attributable to Holdings	$ (1.50)	$ 0.74	$ (0.78)	$ (1.97)	$ 11.65	878.4 %	$ (1.50)	$ 11.65	878.4 %
Non-GAAP Operating Earnings (1)	$ 0.98	$ 1.14	$ 1.38	$ 1.37	$ 1.08	10.2 %	$ 0.98	$ 1.08	10.2 %
Book value per common share	$ 26.77	$ 30.22	$ 30.53	$ 27.52	$ 42.86	60.1 %	$ 26.77	$ 42.86	60.1 %
Book value per common share (ex. AOCI)	$ 27.81	$ 28.44	$ 27.53	$ 25.71	$ 37.78	35.8 %	$ 27.81	$ 37.78	35.8 %
Weighted-average common shares outstanding:									
Basic	518.0	491.1	490.4	474.9	461.0	(11.0)%	518.0	461.0	(11.0)%
Diluted	518.0	491.9	490.4	474.9	463.5	(10.5)%	518.0	463.5	(10.5)%
Ending common shares outstanding	491.0	491.1	489.3	463.7	450.5	(8.2)%	491.0	450.5	(8.2)%
Return to common shareholders:									
Common stock dividend	$ 68	$ 73	$ 74	$ 70	$ 69		$ 68	$ 69	
Repurchase of common shares	750	—	37	563	205		750	205	
Total capital returned to common shareholders	$ 818	$ 73	$ 111	$ 633	$ 274		$ 818	$ 274	
Market Values:									
S&P 500	2,834	2,942	2,977	3,231	2,585	(8.8)%	2,834	2,585	(8.8)%
US 10-Year Treasury	2.4%	2.0%	1.7%	1.9 %	0.7%		2.4%	0.7%	

Notes:

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the "Use of Non-GAAP Financial Measures" and "Glossary of Selected Financial and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the "Non-GAAP Reconciliation" section in this document.

(2) Prior periods before 6/30/19 reflect pro forma adjustments.

(3) For loss periods, dilutive shares were not included in the calculation of net income (loss) available to shareholders per common share or adjusted earnings per common share as inclusion of such shares would have an anti-dilutive effect.

1Q 2020 Financial Supplement

4

Consolidated Statements of Income (Loss)

(in millions USD, unless otherwise indicated)	For the Three Months Ended 3/31/2019	6/30/2019	9/30/2019	12/31/2019	3/31/2020	Change	For the Three Months Ended 3/31/2019	3/31/2020	Change
Revenues									
Policy charges and fee income	$ 931	$ 941	$ 929	$ 937	$ 991	6.4 %	$ 931	$ 991	6.4 %
Premiums	283	280	284	300	289	2.1 %	283	289	2.1 %
Net derivative gains (losses)	(1,630)	(236)	(451)	(1,683)	9,401	676.7 %	(1,630)	9,401	676.7 %
Net investment income (loss)	1,015	976	824	884	616	(39.3)%	1,015	616	(39.3)%
Investment gains (losses), net	(11)	(12)	199	(103)	4	136.4 %	(11)	4	136.4 %
Investment management and service fees	999	1,072	1,101	1,208	1,136	13.7 %	999	1,136	13.7 %
Other income	127	139	142	146	156	22.8 %	127	156	22.8 %
Total revenues	1,714	3,160	3,028	1,689	12,593	634.7 %	1,714	12,593	634.7 %
Benefits and other deductions									
Policyholders' benefits	880	896	1,757	837	2,788	216.8 %	880	2,788	216.8 %
Interest credited to policyholders' account balances	304	314	304	319	317	4.3 %	304	317	4.3 %
Compensation and benefits	509	512	502	558	526	3.3 %	509	526	3.3 %
Commissions and distribution related payments	281	307	317	337	338	20.3 %	281	338	20.3 %
Interest expense	56	57	54	54	52	(7.1)%	56	52	(7.1)%
Amortization of deferred policy acquisition costs	198	177	85	119	1,248	530.3 %	198	1,248	530.3 %
Other operating costs and expenses	410	456	449	577	437	6.6 %	410	437	6.6 %
Total benefits and other deductions	2,638	2,719	3,468	2,801	5,706	116.3 %	2,638	5,706	116.3 %
Income (loss) from operations, before income taxes	(924)	441	(440)	(1,112)	6,887	845.3 %	(924)	6,887	845.3 %
Income tax (expense) benefit	215	(11)	124	271	(1,440)	(769.8)%	215	(1,440)	(769.8)%
Net income (loss)	(709)	430	(316)	(841)	5,447	868.3 %	(709)	5,447	868.3 %
Less: net (income) loss attributable to the noncontrolling interest	(66)	(67)	(68)	(96)	(37)	43.9 %	(66)	(37)	43.9 %
Net income (loss) attributable to Holdings	$ (775)	$ 363	$ (384)	$ (937)	$ 5,410	798.1 %	$ (775)	$ 5,410	798.1 %
Less: Preferred stock dividends	—	—	—	—	(13)	(100.0)%	—	(13)	(100.0)%
Net income (loss) available to Holdings' common shareholders	$ (775)	$ 363	$ (384)	$ (937)	$ 5,397	796.4 %	$ (775)	$ 5,397	796.4 %
Adjustments related to:									
Variable annuity product features (1)	$ 1,540	$ 200	$ 1,444	$ 1,694	$ (6,861)		$ 1,540	$ (6,861)	
Investment gains (losses), net	11	12	(199)	103	(4)		11	(4)	
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	24	24	24	27	27		24	27	
Other adjustments (2) (3)	40	89	78	199	634		40	634	
Income tax (expense) benefit related to above adjustments (4)	(337)	(71)	(282)	(424)	1,303		(337)	1,303	
Non-recurring tax items	6	(58)	(4)	(10)	6		6	6	
Non-GAAP Operating earnings (5)	$ 509	$ 559	$ 677	$ 652	$ 515		$ 509	$ 515	

Notes:

(1) Includes COVID-19 impact on Variable annuity product features due to assumption update of $1.5 billion and other COVID-19 related impacts of $35 million for the three months ended March 31, 2020.

(2) Includes separation costs of $32 million and $24 million for the three months ended March 31, 2020 and 2019.

(3) Includes assumption update due to COVID-19 of $1.0 billion and other COVID-19 related impacts of $51 million for the three months ended March 31, 2020.

(4) Includes income taxes of $(534) million for the above related COVID-19 items for the three months ended March 31, 2020.

(5) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the "Use of Non-GAAP Financial Measures" and "Glossary of Selected Financial and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the "Non-GAAP Reconciliation" section in this document.

1Q 2020 Financial Supplement 5

Consolidated Balance Sheets

(in millions USD, unless otherwise indicated)	3/31/2019	6/30/2019	9/30/2019	12/31/2019	3/31/2020
Assets					
Total investments	$ 82,948	$ 86,901	$ 94,717	$ 93,340	$ 96,216
Cash and cash equivalents	5,129	4,734	4,471	4,405	10,315
Cash and securities segregated, at fair value	1,262	1,110	958	1,095	2,013
Broker-dealer related receivables	2,122	2,156	1,935	1,987	2,436
Deferred policy acquisition costs	6,018	6,080	5,787	5,890	4,809
Goodwill and other intangible assets, net	4,769	4,776	4,765	4,751	4,760
Amounts due from reinsurers	4,850	4,740	4,656	4,592	4,614
GMIB reinsurance contract asset, at fair value	1,740	1,896	2,452	2,139	2,823
Other assets	3,787	3,760	3,882	3,799	5,824
Assets held-for-sale	—	—	—	962	843
Separate Accounts assets	120,194	122,444	121,023	126,910	106,128
Total assets	$ 232,819	$ 238,597	$ 244,646	$ 249,870	$ 240,781
Liabilities					
Policyholders' account balances	$ 52,197	$ 53,211	$ 56,719	$ 58,879	$ 55,810
Future policy benefits and other policyholders' liabilities	31,462	32,381	36,310	34,587	37,968
Broker-dealer related payables	494	443	519	722	1,001
Customers related payables	2,999	2,686	2,381	2,523	3,630
Amounts due to reinsurers	1,372	1,390	1,387	1,404	1,380
Short-term and long-term debt	4,949	4,852	4,794	4,111	4,217
Income taxes payable	482	689	864	549	2,355
Other liabilities	3,781	3,856	3,833	3,970	5,716
Liabilities held-for-sale	—	—	—	724	679
Separate Accounts liabilities	120,194	122,444	121,023	126,910	106,128
Total liabilities	217,930	221,952	227,830	234,379	218,884
Redeemable noncontrolling interest	207	257	338	365	257
Equity					
Preferred stock	—	—	—	775	775
Common stock	5	5	5	5	5
Additional paid-in capital	1,881	1,901	1,897	1,920	1,930
Treasury shares	(1,234)	(1,232)	(1,269)	(1,832)	(2,025)
Retained earnings	13,004	13,293	12,835	11,827	17,112
Accumulated other comprehensive income (loss)	(513)	876	1,468	840	2,289
Total equity attributable to Holdings	13,143	14,843	14,936	13,535	20,086
Noncontrolling interest	1,539	1,545	1,542	1,591	1,554
Total equity	14,682	16,388	16,478	15,126	21,640
Total liabilities, redeemable noncontrolling interest and equity	$ 232,819	$ 238,597	$ 244,646	$ 249,870	$ 240,781

Balances as of

1Q 2020 Financial Supplement 6

Consolidated Capital Structure

(in millions USD, unless otherwise indicated)	Balances as of 3/31/2019	6/30/2019	9/30/2019	12/31/2019	3/31/2020
Short-term and long-term debt:					
Short-term debt					
AB commercial paper	$ 540	$ 443	$ 303	$ —	$ 105
AB revolving credit facility	—	—	80	—	—
Total short-term debt	540	443	383	—	105
Total long-term debt	4,409	4,409	4,411	4,111	4,112
Total short-term and long-term debt: [A]	$ 4,949	$ 4,852	$ 4,794	$ 4,111	$ 4,217
Equity:					
Preferred stock	$ —	$ —	$ —	$ 775	$ 775
Common stock	$ 5	$ 5	$ 5	$ 5	$ 5
Additional paid-in capital	1,881	1,901	1,897	1,920	1,930
Treasury stock, at cost	(1,234)	(1,232)	(1,269)	(1,832)	(2,025)
Retained earnings	13,004	13,293	12,835	11,827	17,112
Accumulated other comprehensive income (loss)	(513)	876	1,468	840	2,289
Total equity attributable to Holdings	13,143	14,843	14,936	13,535	20,086
Noncontrolling interest	1,539	1,545	1,542	1,591	1,554
Total equity	$ 14,682	$ 16,388	$ 16,478	$ 15,126	$ 21,640
Total equity attributable to Holdings, (ex. AOCI): [B]	$ 13,656	$ 13,967	$ 13,468	$ 12,695	$ 17,797
Capital:					
Total capitalization	$ 18,092	$ 19,695	$ 19,730	$ 17,646	$ 24,303
Total capitalization (ex. AOCI): [A+B]	$ 18,605	$ 18,819	$ 18,262	$ 16,806	$ 22,014
Debt to capital:					
Debt to capital	27.4%	24.6%	24.3%	23.3%	17.4%
Debt to capital (ex. AOCI)	26.6%	25.8%	26.3%	24.5%	19.2%

	For the Three Months Ended				
Roll-forward of common shares outstanding (millions of shares):					
Beginning balance	528.9	491.0	491.1	489.3	463.7
Repurchases	(30.0)	—	(1.8)	(25.6)	(13.7)
Retirements	(8.1)	—	—	—	—
Issuances	0.2	0.1	—	—	0.5
Ending basic common shares outstanding	491.0	491.1	489.3	463.7	450.5
Total potentially dilutive shares	—	—	—	—	2.5
Ending common shares outstanding - maximum potential dilution	491.0	491.1	489.3	463.7	453.0

1Q 2020 Financial Supplement

7

Operating Earnings (Loss) by Segment and Corporate and Other

(in millions USD, unless otherwise indicated)	Individual Retirement (1)	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
	Three Months Ended March 31, 2020					
Revenues						
Policy charges, fee income and premiums	$ 501	$ 71	$ —	$ 557	$ 105	$ 1,234
Net investment income (loss)	316	159	(33)	244	103	789
Net derivative gains (losses)	487	—	30	2	(6)	513
Investment Management, service fees and other income	177	52	910	56	97	1,292
Segment revenues	1,481	282	907	859	299	3,828
Benefits and other deductions						
Policyholders' benefits	679	—	—	502	179	1,360
Interest credited to policyholders' account balances	82	76	—	127	38	323
Commissions and distribution related payments	72	11	140	40	75	338
Amortization of deferred policy acquisition costs	88	12	—	56	2	158
Compensation, benefits and other operating costs and expenses	107	54	558	88	73	880
Interest expense and financing fees	—	—	2	—	56	58
Segment benefits and other deductions	1,028	153	700	813	423	3,117
Operating earnings (loss), before income taxes	453	129	207	46	(124)	711
Income Taxes	(81)	(23)	(37)	(8)	21	(128)
Operating earnings (loss), before noncontrolling interest	372	106	170	38	(103)	583
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(75)	—	7	(68)
Operating earnings (loss)	$ 372	$ 106	$ 95	$ 38	$ (96)	$ 515

	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Corporate and Other	Consolidated
	Three Months Ended March 31, 2019					
Revenues						
Policy charges, fee income and premiums	$ 498	$ 65	$ —	$ 542	$ 109	$ 1,214
Net investment income (loss)	268	134	24	224	136	786
Net derivative gains (losses)	63	4	(20)	10	(2)	55
Investment Management, service fees and other income	178	48	776	55	69	1,126
Segment revenues	1,007	251	780	831	312	3,181
Benefits and other deductions						
Policyholders' benefits	244	—	—	452	184	880
Interest credited to policyholders' account balances	62	73	—	138	30	303
Commissions and distribution related payments	66	10	106	38	61	281
Amortization of deferred policy acquisition costs	83	12	—	50	(7)	138
Compensation, benefits and other operating costs and expenses	111	60	509	95	68	843
Interest Expense and Financing Fees	—	—	4	—	52	56
Segment benefits and other deductions	566	155	619	773	388	2,501
Operating earnings (loss), before income taxes	441	96	161	58	(76)	680
Income Taxes	(71)	(15)	(29)	(9)	11	(113)
Operating earnings (loss), before noncontrolling interest	370	81	132	49	(65)	567
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(55)	—	(3)	(58)
Operating earnings (loss)	$ 370	$ 81	$ 77	$ 49	$ (68)	$ 509

Notes

(1) In the first quarter of 2019, we modified our Operating earnings measure. For additional information on the impact to the measure, see the "Business Segments: Operating Earnings Results and Metrics—Individual Retirement" section herein.

1Q 2020 Financial Supplement 8

Assets Under Management and Administration Balances as of (in billions USD, except for Equitable Headcount) 3/31/2019 6/30/2019 9/30/2019 12/31/2019 3/31/2020 Assets Under Management AB AUM Total AB $ 554.7 $ 580.8 $ 592.4 $ 622.9 $ 541.8 Exclusion for General Account and other Affiliated Accounts (62.9) (66.8) (75.2) (74.4) (77.4) Exclusion for Separate Accounts (36.3) (37.0) (36.6) (38.5) (30.9) AB third party $ 455.5 $ 477.0 $ 480.6 $ 509.9 $ 433.5 Total company AUM AB third party $ 455.5 $ 477.0 $ 480.6 $ 509.9 $ 433.5 General Account and other Affiliated Accounts 88.1 91.6 99.2 97.7 106.5 Separate Accounts 120.2 122.4 121.0 126.9 106.1 Total AUM $ 663.8 $ 691.1 $ 700.8 $ 734.6 $ 646.2 Total Assets Under Administration (AUA) (1) $ 47.8 $ 50.1 $ 50.8 $ 54.1 $ 47.9 Equitable Advisor Headcount Total Number of Equitable Advisors (2) 4,410 4,360 4,330 4,487 4,357 Notes: (1) AUA includes Equitable Advisors Advisory and Brokerage AUA; Equitable Advisors broker-dealer business is included in Corporate and Other. (2) Increased qualification requirements for retired advisors in the first quarter of 2019 resulting in a reduction of 233 advisors. 1Q 2020 Financial Supplement 9

Sales Metrics by Segment

(in millions USD, unless otherwise indicated)	For the Three Months Ended 3/31/2019	6/30/2019	9/30/2019	12/31/2019	3/31/2020	Change	For the Three Months Ended 3/31/2019	3/31/2020	Change
Insurance Operations									
Individual Retirement									
First year premiums and deposits	$ 1,879	$ 2,093	$ 2,062	$ 2,157	$ 1,918	2.0 %	$ 1,879	$ 1,918	2.0 %
Renewal premium and deposits	95	92	80	82	76	(20.3)%	95	76	(20.3)%
Total Gross Premiums	$ 1,974	$ 2,185	$ 2,142	$ 2,239	$ 1,993	1.0 %	$ 1,974	$ 1,993	1.0 %
Group Retirement									
First year premiums and deposits	$ 329	$ 358	$ 332	$ 469	$ 364	10.7 %	$ 329	$ 364	10.7 %
Renewal premium and deposits	511	552	438	544	561	9.8 %	511	561	9.8 %
Total Gross Premiums	$ 840	$ 910	$ 770	$ 1,013	$ 925	10.1 %	$ 840	$ 925	10.1 %
Protection Solutions									
First year premiums and deposits	$ 111	$ 113	$ 113	$ 122	$ 99	(10.4)%	$ 111	$ 99	(10.4)%
Renewal premium and deposits	675	633	664	668	679	0.5 %	675	679	0.5 %
Total Gross Premiums	$ 786	$ 746	$ 777	$ 790	$ 778	(1.0)%	$ 786	$ 778	(1.0)%
Investment Management and Research (in billions USD)									
Gross Sales by distribution channel									
Institutional	$ 3.4	$ 5.5	$ 2.9	$ 5.4	$ 3.9	16.1 %	$ 3.4	$ 3.9	16.1 %
Retail	16.4	18.8	21.1	18.9	24.2	47.6 %	16.4	24.2	47.6 %
Private Wealth Management	3.3	3.0	2.3	2.7	3.5	4.8 %	3.3	3.5	4.8 %
Firmwide Gross Sales	$ 23.1	$ 27.3	$ 26.3	$ 27.0	$ 31.6	36.8 %	$ 23.1	$ 31.6	36.8 %
Gross sales by investment service									
Equity Active	$ 7.9	$ 8.8	$ 6.9	$ 10.9	$ 12.1	52.9 %	$ 7.9	$ 12.1	52.9 %
Equity Passive (1)	—	—	0.3	0.3	0.4	N/M	—	0.4	N/M
Fixed Income - Taxable	11.5	13.1	16.2	12.2	14.7	27.8 %	11.5	14.7	27.8 %
Fixed Income - Tax-Exempt	2.6	2.6	2.5	2.4	2.9	13.4 %	2.6	2.9	13.4 %
Fixed Income Passive (1)	—	0.1	—	—	—	(100.0)%	—	—	(100.0)%
Other (2)	1.1	2.8	0.4	1.2	1.5	36.1 %	1.1	1.5	36.1 %
Firmwide Gross Sales	$ 23.1	$ 27.4	$ 26.3	$ 27.0	$ 31.6	36.9 %	$ 23.1	$ 31.6	36.9 %

Notes:

(1) Includes index and enhanced index services.

(2) Includes certain multi-asset solutions and services and certain alternative investments.

1Q 2020 Financial Supplement

10

Business Segments: Operating Earnings Results and Metrics 1Q 2020 Financial Supplement 11

Individual Retirement - Operating Earnings (Loss) and Summary Metrics

(in millions USD, unless otherwise indicated)	3/31/2019	6/30/2019	9/30/2019	12/31/2019	3/31/2020	Change	3/31/2019	3/31/2020	Change
	For the Three Months Ended or As of						For the Three Months Ended or As of		
Revenues									
Policy charges, fee income and premiums	$ 498	$ 524	$ 538	$ 525	$ 501	0.6 %	$ 498	$ 501	0.6 %
Net investment income (loss)	268	280	287	313	316	17.9 %	268	316	17.9 %
Net derivative gains (losses)	63	87	175	52	487	673.0 %	63	487	673.0 %
Investment management, service fees and other income	178	182	186	184	177	(0.6)%	178	177	(0.6)%
Segment revenues	1,007	1,073	1,186	1,074	1,481	47.1 %	1,007	1,481	47.1 %
Benefits and other deductions									
Policyholders' benefits	244	291	391	282	679	178.3 %	244	679	178.3 %
Interest credited to policyholders' account balances	62	84	61	81	82	32.3 %	62	82	32.3 %
Commissions and distribution-related payments	66	71	72	72	72	9.1 %	66	72	9.1 %
Amortization of deferred policy acquisition costs	83	75	10	52	88	6.0 %	83	88	6.0 %
Compensation and benefits, interest expense and financing fees and other operating costs and expense	111	114	100	110	107	(3.6)%	111	107	(3.6)%
Segment benefits and other deductions	566	635	634	597	1,028	81.6 %	566	1,028	81.6 %
Operating earnings (loss), before income taxes	441	438	552	477	453	2.7 %	441	453	2.7 %
Income taxes	(71)	(79)	(95)	(86)	(81)	(14.1)%	(71)	(81)	(14.1)%
Operating earnings (loss), before noncontrolling interest	370	359	457	391	372	0.5 %	370	372	0.5 %
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	— %	—	—	— %
Operating earnings (loss)	$ 370	$ 359	$ 457	$ 391	$ 372	0.5 %	$ 370	$ 372	0.5 %
Summary Metrics									
Operating earnings (loss) - TTM: [A]	$ 1,557	$ 1,511	$ 1,534	$ 1,577	$ 1,579	1.4 %	$ 1,557	$ 1,579	1.4 %
Average capital - TTM: [B]	$ 6,881	$ 6,917	$ 7,180	$ 7,362	$ 7,327	6.5 %	$ 6,881	$ 7,327	6.5 %
Non-GAAP Operating ROC - TTM (1): [A/B]	22.6%	21.8%	21.4%	21.4%	21.6%		22.6%	21.6%	
Average Account Value	$ 98,543	$ 103,402	$ 104,143	$ 106,450	$ 101,256	2.8 %	$ 98,543	$ 101,256	2.8 %
Return on assets	1.87%	1.73%	1.76%	1.79%	1.90%		1.87%	1.90%	
Net flows									
Current Product Offering	$ 841	$ 845	$ 802	$ 842	$ 615	(27.0)%	$ 841	$ 615	(27.0)%
Fixed Rate	(929)	(937)	(925)	(1,038)	(935)	(0.6)%	(929)	(935)	(0.6)%
Net flows	$ (88)	$ (92)	$ (123)	$ (196)	$ (320)	(265.5)%	$ (88)	$ (320)	(265.5)%
First year premiums and deposits	$ 1,879	$ 2,093	$ 2,062	$ 2,157	$ 1,918	2.0 %	$ 1,879	$ 1,918	2.1 %
In-force Policy Count by Product (in thousands):									
Fixed rate	370	365	360	357	351		370	351	
Current product offering	537	542	546	549	553		537	553	
Total	907	907	906	906	904		907	904	

Notes:
(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the "Use of Non-GAAP Financial Measures" and "Glossary of Selected Financial and Product Terms" sections of this document.

1Q 2020 Financial Supplement 12

Individual Retirement - Select Operating Metrics

(in millions USD, unless otherwise indicated)	For the Three Months Ended or As of 3/31/2019	6/30/2019	9/30/2019	12/31/2019	3/31/2020	For the Three Months Ended or As of 3/31/2019	3/31/2020
Sales Metrics							
First Year Premiums by Product:							
SCS	$ 1,106	$ 1,302	$ 1,305	$ 1,425	$ 1,227	$ 1,106	$ 1,227
Retirement Cornerstone	583	543	522	507	461	583	461
Investment Edge	110	152	146	141	132	110	132
Other	80	96	89	84	98	80	98
Total First Year Premiums	$ 1,879	$ 2,093	$ 2,062	$ 2,157	$ 1,918	$ 1,879	$ 1,918
First Year Premiums by Guarantee:							
Non-GMxB	$ 1,239	$ 1,433	$ 1,483	$ 1,573	$ 1,377	$ 1,239	$ 1,377
ROP death benefit only	119	165	118	149	135	119	135
Total non-GMxB & ROP death benefit only	1,358	1,598	1,601	1,722	1,512	1,358	1,512
Floating rate GMxB	511	479	449	425	398	511	398
Fixed rate GMxB	10	16	12	10	8	10	8
Total First Year Premiums	$ 1,879	$ 2,093	$ 2,062	$ 2,157	$ 1,918	$ 1,879	$ 1,918
Account Values							
General Account:							
Balance as of beginning of period	$ 20,631	$ 22,677	$ 23,455	$ 24,409	$ 26,108	$ 20,631	$ 26,108
Gross premiums	1,177	1,268	1,273	1,315	1,376	1,177	1,376
Surrenders, withdrawals and benefits	(473)	(501)	(474)	(477)	(477)	(473)	(477)
Net flows	704	767	799	838	899	704	899
Investment performance, interest credited and policy charges	1,342	469	155	861	(3,136)	1,342	(3,136)
Transfer to Corp & Other	—	(458)	—	—	—	—	—
Other (2)	—	—	—	—	(6)	—	(6)
Reclassified to Assets held-for-sale	—	—	—	—	(3)	—	(3)
Balance as of end of period	$ 22,677	$ 23,455	$ 24,409	$ 26,108	$ 23,862	$ 22,677	$ 23,862
Separate Accounts:							
Balance as of beginning of period	$ 73,958	$ 79,821	$ 80,852	$ 79,570	$ 82,814	$ 73,958	$ 82,814
Gross premiums	861	905	862	911	614	861	614
Surrenders, withdrawals and benefits	(1,653)	(1,764)	(1,784)	(1,945)	(1,833)	(1,653)	(1,833)
Net flows	(792)	(859)	(922)	(1,034)	(1,219)	(792)	(1,219)
Investment performance, interest credited and policy charges	6,655	1,890	(360)	4,278	(11,868)	6,655	(11,868)
Transfer to Corp & Other	—	—	—	—	—	—	—
Other (2)	—	—	—	—	—	—	—
Reclassified to Assets held-for-sale	—	—	—	—	—	—	—
Balance as of end of period	$ 79,821	$ 80,852	$ 79,570	$ 82,814	$ 69,727	$ 79,821	$ 69,727
Total:							
Balance as of beginning of period	$ 94,589	$ 102,498	$ 104,307	$ 103,979	$ 108,922	$ 94,589	$ 108,922
Gross premiums (1)	2,038	2,173	2,135	2,226	1,990	2,038	1,990
Surrenders, withdrawals and benefits	(2,126)	(2,265)	(2,258)	(2,422)	(2,310)	(2,126)	(2,310)
Net flows	(88)	(92)	(123)	(196)	(320)	(88)	(320)
Investment performance, interest credited and policy charges	7,997	2,359	(205)	5,139	(15,004)	7,997	(15,004)
Transfer to Corp & Other	—	(458)	—	—	—	—	—
Other (2)	—	—	—	—	(6)	—	(6)
Reclassified to Assets held-for-sale	—	—	—	—	(3)	—	(3)
Balance as of end of period	$ 102,498	$ 104,307	$ 103,979	$ 108,922	$ 93,589	$ 102,498	$ 93,589
Net Amount at Risk (NAR)							
Total GMIB NAR	$ 7,791	$ 8,577	$ 9,980	$ 8,746	$ 16,184	$ 7,791	$ 16,184
Total GMDB NAR	20,048	19,697	20,399	19,122	25,791	20,048	25,791
Reserves (Net of Reinsurance)							
GMIB Reserves	$ 7,846	$ 8,481	$ 11,433	$ 10,675	$ 12,779	$ 7,846	$ 12,779
GMDB Reserves	4,560	4,606	4,663	4,677	4,939	4,560	4,939
Total GMDB/IB Variable Annuity Reserves (Net of Reinsurance)	$ 12,406	$ 13,087	$ 16,096	$ 15,352	$ 17,718	$ 12,406	$ 17,718

Notes:

(1) Includes deposits from certain other products not reported as first year premiums and deposits or renewal premiums and deposits elsewhere in this document.

(2) Represents amounts related to our fixed income annuity ("FIA") contracts which were previously reported as Policyholders' account balances in the consolidated balance sheets and therefore included in our definition of "Account Value". As of March 31, 2020, FIAs are reported as Future policy benefits and other policyholders' liabilities in the consolidated balance sheets and accordingly were excluded from Account Value.

1Q 2020 Financial Supplement

13

Group Retirement - Operating Earnings (Loss) and Summary Metrics

(in millions USD, unless otherwise indicated)	For the Three Months Ended or As of 3/31/2019	6/30/2019	9/30/2019	12/31/2019	3/31/2020	Change	For the Three Months Ended or As of 3/31/2019	3/31/2020	Change
Revenues									
Policy charges, fee income and premiums	$ 65	$ 69	$ 72	$ 73	$ 71	9.2 %	$ 65	$ 71	9.2 %
Net investment income (loss)	134	150	148	158	159	18.7 %	134	159	18.7 %
Net derivative gains (losses)	4	(2)	1	1	—	(100.0)%	4	—	(100.0)%
Investment management, service fees and other income	48	50	51	55	52	8.3 %	48	52	8.3 %
Segment revenues	251	267	272	287	282	12.4 %	251	282	12.4 %
Benefits and other deductions									
Policyholder benefits	—	1	—	1	—	— %	—	—	— %
Interest credited to policyholders' account balances	73	75	78	76	76	4.1 %	73	76	4.1 %
Commissions and distribution-related payments	10	11	9	12	11	10.0 %	10	11	10.0 %
Amortization of deferred policy acquisition costs	12	10	5	8	12	— %	12	12	— %
Compensation and benefits, interest expense and financing fees and other operating costs and expense	60	54	54	56	54	(10.0)%	60	54	(10.0)%
Segment benefits and other deductions	155	151	146	153	153	(1.3)%	155	153	(1.3)%
Operating earnings (loss), before income taxes	96	116	126	134	129	34.4 %	96	129	34.4 %
Income taxes	(15)	(21)	(22)	(24)	(23)	(53.3)%	(15)	(23)	(53.3)%
Operating earnings (loss), before noncontrolling interest	81	95	104	110	106	30.9 %	81	106	30.9 %
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	— %	—	—	— %
Operating earnings (loss)	$ 81	$ 95	$ 104	$ 110	$ 106	30.9 %	$ 81	$ 106	30.9 %
Summary Metrics									
Operating earnings (loss) - TTM: [A]	$ 394	$ 412	$ 382	$ 390	$ 415	N/M	$ 394	$ 415	5.3 %
Average capital - TTM: [B]	$ 1,256	$ 1,285	$ 1,310	$ 1,335	$ 1,271	N/M	$ 1,256	$ 1,271	1.2 %
Non-GAAP Operating ROC - TTM (1): [A/B]	31.3%	32.1%	29.2%	29.2%	32.7%		31.3%	32.7%	
Average Account Value	$ 33,739	$ 35,567	$ 36,059	$ 36,971	$ 35,514	5.3 %	$ 33,739	$ 35,514	5.3 %
Return on assets	1.39%	1.38%	1.27%	1.28%	1.42%		1.39%	1.42%	
Net flows	$ 107	$ 164	$ (23)	$ 19	$ 128	19.9 %	$ 107	$ 128	19.9 %
Gross premiums	$ 840	$ 910	$ 770	$ 1,013	$ 925	10.1 %	$ 840	$ 925	10.1 %

Notes:

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the "Use of Non-GAAP Financial Measures" and "Glossary of Selected Financial and Product Terms" sections of this document.

1Q 2020 Financial Supplement

14

Group Retirement - Select Operating Metrics

(in millions USD, unless otherwise indicated)	For the Three Months Ended or As of 3/31/2019	6/30/2019	9/30/2019	12/31/2019	3/31/2020	For the Three Months Ended or As of 3/31/2019	3/31/2020
Sales Metrics							
Gross premiums:							
First-year premiums	$ 329	$ 358	$ 332	$ 469	$ 364	$ 329	$ 364
Renewal premiums	511	552	438	544	561	511	561
Group Retirement premiums	$ 840	$ 910	$ 770	$ 1,013	$ 925	$ 840	$ 925
Gross premiums by market:							
Tax-exempt	$ 198	$ 223	$ 224	$ 257	$ 214	$ 198	$ 214
Corporate	123	122	93	199	135	123	135
Other	8	13	15	13	15	8	15
Total First Year Premiums	329	358	332	469	364	329	364
Tax-exempt	376	420	313	422	412	376	412
Corporate	87	82	83	78	89	87	89
Other	48	50	42	44	60	48	60
Total renewal premiums	511	552	438	544	561	511	561
Group Retirement premiums by market	$ 840	$ 910	$ 770	$ 1,013	$ 925	$ 840	$ 925
Account Values							
General Account:							
Balance as of beginning of period	$ 11,619	$ 11,752	$ 11,892	$ 12,018	$ 12,071	$ 11,619	$ 12,071
Gross premiums	305	321	340	312	447	305	447
Surrenders, withdrawals and benefits	(267)	(264)	(292)	(346)	(280)	(267)	(280)
Net flows	38	57	48	(34)	167	38	167
Investment performance, interest credited and policy charges	95	83	78	87	19	95	19
Balance as of end of period	$ 11,752	$ 11,892	$ 12,018	$ 12,071	$ 12,257	$ 11,752	$ 12,257
Separate Accounts:							
Balance as of beginning of period	$ 20,782	$ 23,325	$ 24,165	$ 24,043	$ 25,809	$ 20,782	$ 25,809
Gross premiums	535	589	430	702	478	535	478
Surrenders, withdrawals and benefits	(466)	(482)	(501)	(649)	(517)	(466)	(517)
Net flows	69	107	(71)	53	(39)	69	(39)
Investment performance, interest credited and policy charges	2,474	733	(51)	1,713	(4,879)	2,474	(4,879)
Balance as of end of period	$ 23,325	$ 24,165	$ 24,043	$ 25,809	$ 20,891	$ 23,325	$ 20,891
Total:							
Balance as of beginning of period	$ 32,401	$ 35,077	$ 36,057	$ 36,061	$ 37,880	$ 32,401	$ 37,880
Gross premiums	840	910	770	1,014	925	840	925
Surrenders, withdrawals and benefits	(733)	(746)	(793)	(995)	(797)	(733)	(797)
Net flows	107	164	(23)	19	128	107	128
Investment performance, interest credited and policy charges	2,569	816	27	1,800	(4,860)	2,569	(4,860)
Balance as of end of period	$ 35,077	$ 36,057	$ 36,061	$ 37,880	$ 33,148	$ 35,077	$ 33,148

1Q 2020 Financial Supplement

15

Investment Management and Research - Operating Earnings (Loss) and Summary Metrics

(in millions USD, unless otherwise indicated)	3/31/2019	6/30/2019	9/30/2019	12/31/2019	3/31/2020	Change	3/31/2019	3/31/2020	Change
	For the Three Months Ended or As of						For the Three Months Ended or As of		
Revenues									
Net investment income (loss)	$ 24	$ 15	$ 5	$ 13	$ (33)	(237.5)%	$ 24	$ (33)	(237.5)%
Net derivative gains (losses)	(20)	(9)	—	(9)	30	250.0 %	(20)	30	250.0 %
Investment management, service fees and other income	776	842	867	975	910	17.3 %	776	910	17.3 %
Segment Revenues	780	848	872	979	907	16.3 %	780	907	16.3 %
Benefits and other deductions									
Commissions and distribution-related payments	106	116	128	138	140	32.1 %	106	140	32.1 %
Compensation, benefits and other operating costs and expenses	509	547	542	576	558	9.6 %	509	558	9.6 %
Interest expense and financing fees	4	3	2	1	2	(50.0)%	4	2	(50.0)%
Total benefits and other deductions	619	666	672	715	700	13.1 %	619	700	13.1 %
Operating earnings (loss), before income taxes	161	182	200	264	207	28.6 %	161	207	28.6 %
Income taxes	(29)	(33)	(38)	(44)	(37)	(27.6)%	(29)	(37)	(27.6)%
Operating earnings (loss), before noncontrolling interest	132	149	162	220	170	28.8 %	132	170	28.8 %
Less: Operating (earnings) loss attributable to the noncontrolling interest	(55)	(69)	(69)	(89)	(75)	(36.4)%	(55)	(75)	(36.4)%
Operating earnings (loss)	$ 77	$ 80	$ 93	$ 131	$ 95	23.4 %	$ 77	$ 95	23.4 %
Summary Metrics									
Adjusted operating margin (1)	24.1%	25.1%	27.5%	32.3%	27.6%		24.1%	27.6%	
Net flows (in billions USD)	$ 1.1	$ 9.5	$ 8.1	$ 6.5	$ (5.6)		$ 1.1	$ (5.6)	
Total AUM (in billions USD)	$ 554.7	$ 580.8	$ 592.4	$ 622.9	$ 541.8		$ 554.7	$ 541.8	
Ownership Structure of AB									
Holdings and its subsidiaries	64.0%	63.7%	63.8%	63.3%	63.4%		64.0%	63.4%	
AB Holding	35.2%	35.6%	35.4%	36.0%	35.9%		35.2%	35.9%	
Unaffiliated holders	0.8%	0.7%	0.8%	0.7%	0.7%		0.8%	0.7%	
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%	
EQH economic interest	65.6%	65.2%	65.3%	64.8%	64.9%		65.6%	64.9%	
EQH average economic interest	65.6%	65.2%	65.3%	65.2%	64.8%		65.6%	64.8%	
Units of limited partnership outstanding (in millions)	267.2	268.8	268.2	270.4	270.0		267.2	270.0	

Notes:

(1) Adjusted Operating Margin is a non-GAAP financial measure used by AllianceBernstein's ("AB") management in evaluating AB's financial performance on a standalone basis and to compare its performance, as reported by AB in its public filings. It is not comparable to any other non-GAAP financial measure used herein.

1Q 2020 Financial Supplement

16

Investment Management and Research - Select Operating Metrics

(in billions USD, unless otherwise indicated)	For the Three Months Ended or As of 3/31/2019	6/30/2019	9/30/2019	12/31/2019	3/31/2020
AUM Roll-forward					
Balance as of beginning of period	$ 516.4	$ 554.7	$ 580.8	$ 592.4	$ 622.9
Sales/new accounts	23.1	27.3	26.3	27.0	31.6
Redemptions/terminations	(18.2)	(16.1)	(18.6)	(15.6)	(32.7)
Cash flow/unreinvested dividends	(3.8)	(1.7)	0.4	(4.9)	(4.5)
Net long-term (outflows) inflows	1.1	9.5	8.1	6.5	(5.6)
Adjustments (1)	—	(0.9)	—	—	0.2
Market appreciation (depreciation)	37.2	17.5	3.5	24.0	(75.7)
Net change	38.3	26.1	11.6	30.5	(81.1)
Balance as of end of period	$ 554.7	$ 580.8	$ 592.4	$ 622.9	$ 541.8
Ending Assets by distribution channel					
Institutions	$ 256.6	$ 269.1	$ 272.9	$ 282.7	256.7
Retail	201.9	214.5	222.5	239.2	198.6
Private Wealth Management	96.2	97.2	97.0	101.0	86.5
Total	$ 554.7	$ 580.8	$ 592.4	$ 622.9	$ 541.8
Ending Assets by investment service					
Equity					
Actively Managed	$ 155.1	$ 161.8	$ 159.9	$ 177.2	141.5
Passively Managed (2)	55.8	57.4	56.8	60.1	47.2
Total Equity	$ 210.9	$ 219.2	$ 216.7	$ 237.3	188.7
Fixed Income					
Actively Managed	$ 271.0	$ 285.1	$ 298.7	$ 305.4	282.0
Passively Managed (2)	9.3	9.5	9.4	9.3	10.3
Total Fixed Income	280.3	294.6	308.1	314.7	292.3
Total Other (3)	63.5	67.0	67.6	70.9	60.8
Total	$ 554.7	$ 580.8	$ 592.4	$ 622.9	541.8

Notes:

(1) Approximately $900 million of non-investment management fee earning taxable and tax-exempt money market assets were removed from assets under management during the second quarter of 2019.

(2) Includes index and enhanced index services.

(3) Includes certain multi-asset solutions and services and certain alternative investments.

1Q 2020 Financial Supplement 17

Investment Management and Research - Net Flows

(in billions USD, unless otherwise indicated)	For the Three Months Ended 3/31/2019	6/30/2019	9/30/2019	12/31/2019	3/31/2020	For the Three Months Ended 3/31/2019	3/31/2020
Net Flows by Distribution Channel							
Institutions							
US	$ (3.1)	$ 1.0	$ 6.6	$ (1.1)	$ 0.9	$ (3.1)	$ 0.9
Global and Non-US	(1.6)	3.2	(5.1)	2.5	(0.5)	(1.6)	(0.5)
Total Institutions	$ (4.7)	$ 4.2	$ 1.5	$ 1.4	$ 0.4	$ (4.7)	$ 0.4
Retail							
US	$ 1.7	$ 0.5	$ 1.0	$ 1.7	$ (0.9)	$ 1.7	$ (0.9)
Global and Non-US	3.6	5.4	6.4	3.5	(4.5)	3.6	(4.5)
Total Retail	$ 5.3	$ 5.9	$ 7.4	$ 5.2	$ (5.4)	$ 5.3	$ (5.4)
Private Wealth							
US	$ 0.1	$ (0.5)	$ (0.6)	$ 0.2	$ (0.4)	$ 0.1	$ (0.4)
Global and Non-US	0.4	(0.1)	(0.2)	(0.3)	(0.2)	0.4	(0.2)
Total Private Wealth	$ 0.5	$ (0.6)	$ (0.8)	$ (0.1)	$ (0.6)	$ 0.5	$ (0.6)
Total Net Flows by Distribution Channel	$ 1.1	$ 9.5	$ 8.1	$ 6.5	$ (5.6)	$ 1.1	$ (5.6)
Net Flows by Investment Service							
Equity Active							
US	$ (0.1)	$ 0.5	$ 0.6	$ 1.1	$ (0.4)	$ (0.1)	$ (0.4)
Global and Non-US	1.1	0.5	(2.0)	2.2	1.8	1.1	1.8
Total Equity Active	$ 1.0	$ 1.0	$ (1.4)	$ 3.3	$ 1.4	$ 1.0	$ 1.4
Equity Passive (1)							
US	$ (0.7)	$ (0.5)	$ (0.9)	$ (1.4)	$ 0.1	$ (0.7)	$ 0.1
Global and Non-US	(0.1)	(0.1)	(0.2)	(0.2)	(1.4)	(0.1)	(1.4)
Total Equity Passive (1)	$ (0.8)	$ (0.6)	$ (1.1)	$ (1.6)	$ (1.3)	$ (0.8)	$ (1.3)
Fixed Income - Taxable							
US	$ (2.1)	$ 0.9	$ 6.6	$ (0.1)	$ 0.2	$ (2.1)	$ 0.2
Global and Non-US	1.4	6.0	2.8	3.3	(6.6)	1.4	(6.6)
Total Fixed Income - Taxable	$ (0.7)	$ 6.9	$ 9.4	$ 3.2	$ (6.4)	$ (0.7)	$ (6.4)
Fixed Income - Tax-Exempt							
US	$ 0.9	$ 0.1	$ 1.0	$ 1.0	$ —	$ 0.9	$ —
Global and Non-US	—	—	—	—	—	—	—
Total Fixed Income - Tax-Exempt	$ 0.9	$ 0.1	$ 1.0	$ 1.0	$ —	$ 0.9	$ —
Fixed Income - Passive (1)							
US	$ (0.1)	$ (0.1)	$ (0.1)	$ (0.1)	$ (0.2)	$ (0.1)	$ (0.2)
Global and Non-US	(0.3)	(0.1)	(0.1)	(0.1)	0.9	(0.3)	0.9
Total Fixed Income - Passive (1)	$ (0.4)	$ (0.2)	$ (0.2)	$ (0.2)	$ 0.7	$ (0.4)	$ 0.7
Other (2)							
US	$ 0.8	$ 0.1	$ (0.2)	$ 0.3	$ (0.1)	$ 0.8	$ (0.1)
Global and Non-US	0.3	2.2	0.6	0.5	0.1	0.3	0.1
Total Other (2)	$ 1.1	$ 2.3	$ 0.4	$ 0.8	$ —	$ 1.1	$ —
Total Net Flows by Investment Service	$ 1.1	$ 9.5	$ 8.1	$ 6.5	$ (5.6)	$ 1.1	$ (5.6)
Active vs. Passive Net Flows							
Actively Managed							
Equity	$ 1.0	$ 1.0	$ (1.4)	$ 3.3	$ 1.4	$ 1.0	$ 1.4
Fixed Income	0.2	7.0	10.4	4.2	(6.4)	0.2	(6.4)
Other (2)	1.0	2.2	0.3	0.6	(0.2)	1.0	(0.2)
Total	$ 2.2	$ 10.2	$ 9.3	$ 8.1	$ (5.2)	$ 2.2	$ (5.2)
Passively Managed (1)							
Equity	$ (0.8)	$ (0.6)	$ (1.1)	$ (1.6)	$ (1.3)	$ (0.8)	$ (1.3)
Fixed Income (3)	(0.4)	(0.2)	(0.2)	(0.2)	0.7	(0.4)	0.7
Other (2)	0.1	0.1	0.1	$ 0.2	0.2	$ 0.1	0.2
Total	$ (1.1)	$ (0.7)	$ (1.2)	$ (1.6)	$ (0.4)	$ (1.1)	$ (0.4)
Total Active vs Passive Net Flows	$ 1.1	$ 9.5	$ 8.1	$ 6.5	$ (5.6)	$ 1.1	$ (5.6)

Notes:

(1) Includes index and enhanced index services.

(2) Includes certain multi-asset solutions and services and certain alternative investments.

1Q 2020 Financial Supplement

18

Protection Solutions - Operating Earnings (Loss) and Summary Metrics

(in millions USD, unless otherwise indicated)	3/31/2019	6/30/2019	9/30/2019	12/31/2019	3/31/2020	Change	3/31/2019	3/31/2020	Change
	For the Three Months Ended or As of						For the Three Months Ended or As of		
Revenues									
Policy charges, fee income and premiums	$ 542	$ 530	$ 503	$ 532	$ 557	2.8 %	$ 542	$ 557	2.8 %
Net investment income (loss)	224	248	242	253	244	8.9 %	224	244	8.9 %
Net derivative gains (losses)	10	1	(1)	—	2	(80.0)%	10	2	(80.0)%
Investment management, service fees and other income	55	64	59	63	56	1.8 %	55	56	1.8 %
Segment revenues	831	843	803	848	859	3.4 %	831	859	3.4 %
Benefits and other deductions									
Policyholders' benefits	452	419	355	377	502	11.1 %	452	502	11.1 %
Interest credited to policyholders' account balances	138	127	131	124	127	(8.0)%	138	127	(8.0)%
Commissions and distribution-related payments	38	43	41	44	40	5.3 %	38	40	5.3 %
Amortization of deferred policy acquisition costs	50	50	56	55	56	12.0 %	50	56	12.0 %
Compensation and benefits, interest expense and financing fees and other operating costs and expense	95	75	84	92	88	(7.4)%	95	88	(7.4)%
Segment benefits and other deductions	773	714	667	692	813	5.2 %	773	813	5.2 %
Operating earnings (loss), before income taxes	58	129	136	156	46	(20.7)%	58	46	(20.7)%
Income taxes	(9)	(23)	(23)	(28)	(8)	11.1 %	(9)	(8)	11.1 %
Operating earnings (loss), before noncontrolling interest	49	106	113	128	38	(22.4)%	49	38	(22.4)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	— %	—	—	— %
Operating earnings (loss)	$ 49	$ 106	$ 113	$ 128	$ 38	(22.4)%	$ 49	$ 38	(22.4)%
Summary Metrics									
Operating earnings (loss) - TTM: [A]	$ 211	$ 329	$ 305	$ 396	$ 385	N/M	$ 211	$ 385	N/M
Average capital - TTM: [B]	$ 2,762	$ 2,870	$ 2,933	$ 2,995	$ 2,820	N/M	$ 2,762	$ 2,820	N/M
Non-GAAP Operating ROC - TTM (1): [A/B]	7.6%	11.5%	10.4%	13.2%	13.7%		7.6%	13.7%	
Benefit ratio	71.0%	64.8%	60.5%	59.1%	73.2%		71.0%	73.2%	
Gross written premiums	$ 786	$ 746	$ 777	$ 790	$ 778	(1.0)%	$ 786	$ 778	(1.0)%
Annualized premiums	$ 64	$ 63	$ 61	$ 70	$ 56	(11.7)%	$ 64	$ 56	(11.7)%
Total in-force face amount (in billions USD)	$ 442.7	$ 442.7	$ 442.3	$ 441.5	$ 435.1	(1.7)%	$ 442.7	$ 435.1	(1.7)%

Notes:

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the "Use of Non-GAAP Financial Measures" and "Glossary of Selected Financial and Product Terms" sections of this document.

1Q 2020 Financial Supplement

19

Protection Solutions - Select Operating Metrics

(in millions USD, unless otherwise indicated)	For the Three Months Ended or As of					For the Three Months Ended or As of	
	3/31/2019	6/30/2019	9/30/2019	12/31/2019	3/31/2020	3/31/2019	3/31/2020
Sales Metrics							
First Year Premiums by Product Line:							
Universal Life	$ —	$ —	$ 1	$ 1	$ —	$ —	$ —
Indexed Universal Life	46	50	51	56	49	46	49
Variable Universal Life	47	43	42	49	35	47	35
Term	5	5	5	5	4	5	4
Employee Benefits	13	15	13	11	11	13	11
Other (1)	—	—	1	—	—	—	—
Total	$ 111	$ 113	$ 113	$ 122	$ 99	$ 111	$ 99
Renewals by Product Line:							
Universal Life	$ 225	$ 218	$ 239	$ 212	$ 216	$ 225	$ 216
Indexed Universal Life	70	59	60	59	72	70	72
Variable Universal Life	241	222	221	237	243	241	243
Term	121	117	125	135	120	121	120
Employee Benefits	12	12	14	18	23	12	23
Other (1)	6	5	5	7	5	6	5
Total	675	633	664	668	679	675	679
Total Gross Premiums	$ 786	$ 746	$ 777	$ 790	$ 778	$ 786	$ 778
In-force Metrics							
In-force Face Amount by Product (2) (in billions):							
Universal Life (3)	$ 55.1	$ 54.5	$ 53.8	$ 53.3	$ 52.7	$ 55.1	$ 52.7
Indexed Universal Life	23.6	24.3	24.9	25.8	26.4	23.6	26.4
Variable Universal Life (4)	127.4	127.1	126.8	127.5	126.0	127.4	126.0
Term	235.1	235.4	235.4	233.5	228.7	235.1	228.7
Whole Life	1.5	1.4	1.4	1.4	1.3	1.5	1.3
Total	$ 442.7	$ 442.7	$ 442.3	$ 441.5	$ 435.1	$ 442.7	$ 435.1
In-force Policy Count by Product (2) (in thousands):							
Universal Life (3)	174	173	171	170	164	174	164
Indexed Universal Life	53	54	54	55	60	53	60
Variable Universal Life (4)	305	302	300	299	296	305	296
Term	331	329	326	323	319	331	319
Whole Life	19	18	18	18	18	19	18
Total	882	876	870	865	857	882	857
Protection Solutions Reserves							
General Account	$ 17,731	$ 17,716	$ 17,819	$ 17,298	$ 17,275	$ 17,731	$ 17,275
Separate Accounts	12,572	12,903	12,804	13,616	11,259	12,572	11,259
Total	$ 30,303	$ 30,619	$ 30,623	$ 30,914	$ 28,534	$ 30,303	$ 28,534

Notes:

(1) For the individual life insurance premiums, Other includes Whole Life insurance and other products available-for-sale but not actively marketed.

(2) Includes individual life insurance and does not include Employee Benefits as it is a start-up business and therefore has immaterial in-force policies.

(3) Universal Life includes Guaranteed Universal Life.

(4) Variable Universal Life includes variable life insurance and corporate-owned life insurance.

1Q 2020 Financial Supplement

20

Investments 1Q 2020 Financial Supplement 21

Consolidated Investment Portfolio Composition

(in millions USD, unless otherwise indicated)	Balances as of			
	December 31, 2019		March 31, 2020	
	Amount (1)	% of Total	Amount (1)	% of Total
Composition of investment portfolio				
Fixed maturities, available-for-sale, at fair value	$ 66,343	67.9%	$ 70,321	66.0%
Mortgage loans on real estate	12,107	12.4%	12,123	11.4%
Policy loans	3,735	3.8%	3,720	3.5%
Other equity investments	1,344	1.4%	1,406	1.3%
Other invested assets	2,780	2.8%	2,112	2.0%
Subtotal investment assets	86,309	88.3%	89,682	84.2%
Trading securities	7,031	7.2%	6,534	6.1%
Total investments	93,340	95.5%	96,216	90.3%
Cash and cash equivalents	4,405	4.5%	10,315	9.7%
Total	$ 97,745	100.0%	$ 106,531	100.0%
General Account Fixed maturities by industry (Based on amortized cost)				
Corporate securities:				
Finance	$ 12,015	19.2%	$ 13,134	20.3%
Manufacturing	12,643	20.2%	12,899	19.9%
Utilities	4,999	8.0%	5,191	8.0%
Services	6,730	10.7%	6,447	9.9%
Energy	3,772	6.0%	3,909	6.0%
Retail and wholesale	3,515	5.6%	3,643	5.6%
Transportation	1,793	2.9%	1,819	2.8%
Other	198	0.3%	154	0.2%
Total corporate securities	45,665	72.8%	47,196	72.8%
U.S. government and agency	14,395	23.0%	14,211	21.9%
Residential mortgage-backed (2)	178	0.3%	170	0.3%
Preferred stock	501	0.8%	545	0.8%
State & municipal	638	1.0%	661	1.0%
Foreign governments	462	0.7%	483	0.7%
Commercial mortgage-backed	—	—%	37	0.1%
Asset-backed securities	848	1.4%	1,514	2.3%
Total	$ 62,687	100.0%	$ 64,817	100.0%
General Account Fixed maturities credit quality (3) (Based on amortized cost)				
Aaa, Aa, A (NAIC Designation 1)	$ 42,770	68.2%	$ 42,890	66.2%
Baa (NAIC Designation 2)	18,605	29.7%	20,310	31.3%
Investment grade	61,375	97.9%	63,200	97.5%
Below investment grade (NAIC Designation 3,4,5 and 6)	1,312	2.1%	1,617	2.5%
Total	$ 62,687	100.0%	$ 64,817	100.0%

Notes:

(1) Investment data has been classified based on standard industry categorizations for domestic public holdings and similar classifications by industry for all other holdings.

(2) Includes publicly traded agency pass-through securities and collateralized obligations.

(3) Credit quality based on NAIC rating.

1Q 2020 Financial Supplement

22

Consolidated Results of General Account Investment Portfolio

(in millions USD, unless otherwise indicated)	For the Three Months Ended or As of				Years Ended or As of	
	March 31, 2019		March 31, 2020		December 31, 2019	
	Yield	Amount (1)	Yield	Amount (1)	Yield	Amount (1)
Fixed Maturities:						
Income (loss)	3.65 %	$ 435	3.59 %	$ 573	3.68 %	$ 2,019
Ending assets		48,767		64,815		62,687
Mortgages:						
Income (loss)	4.41 %	132	4.22 %	128	4.47 %	541
Ending assets		12,117		12,123		12,107
Other Equity Investments:						
Income (loss)	4.27 %	15	7.42 %	28	6.33 %	86
Ending assets		1,404		1,556		1,507
Policy Loans:						
Income	5.62 %	53	5.57 %	52	5.59 %	210
Ending assets		3,766		3,720		3,735
Cash and Short-term Investments:						
Income	— %	—	(1.35)%	(16)	(0.15)%	(4)
Ending assets		3,243		7,552		1,856
Repurchase and Funding Agreements:						
Interest expense and other		(25)		(29)		(110)
Ending (liabilities)		(4,001)		(6,759)		(6,909)
Total invested Assets:						
Income	3.83 %	610	3.73 %	736	3.92 %	2,742
Ending assets		65,296		83,007		74,983
Short Duration Fixed Maturities:						
Income (loss)	2.98 %	101	3.60 %	52	3.15 %	312
Ending assets		12,262		5,729		6,173
Total Net Investment Income:						
Investment income	3.68 %	711	3.72 %	788	3.83 %	3,054
Less: investment fees	(0.08)%	(16)	(0.12)%	(25)	(0.08)%	(66)
Investment income, net	3.60 %	$ 695	3.60 %	$ 763	3.75 %	$ 2,988
General Account Ending Net Assets		$ 77,558		$ 88,736		$ 81,156
Operating Earnings adjustments:						
Repurchase and Funding Agreements interest expense		25		29		110
AB and other non-General Account investment income		66		587		204
Operating Net investment income (loss)		$ 786		$ 1,379		$ 3,302

Notes:

(1) Amount for fixed maturities and mortgages represents original cost, reduced by repayments, writedowns, adjusted amortization of premiums, accretion of discount, and for valuation allowances. Cost for equity securities represents original cost reduced by writedowns; cost for other limited partnership interests represents original cost adjusted for equity in earnings and reduced by distributions.

1Q 2020 Financial Supplement

23

Additional Information 1Q 2020 Financial Supplement 24

Deferred Policy Acquisition Costs Rollforward

(in millions USD, unless otherwise indicated)	For the Three Months Ended or As of 3/31/2019	6/30/2019	9/30/2019	12/31/2019	3/31/2020	For the Three Months Ended or As of 3/31/2019	3/31/2020
TOTAL							
Beginning balance (1)	$ 6,745	$ 6,018	$ 6,080	$ 5,787	$ 5,893	$ 6,745	$ 5,893
Capitalization of commissions, sales and issue expenses	173	189	182	210	185	173	185
Amortization	(198)	(177)	(85)	(119)	(1,248)	(198)	(1,248)
Change in unrealized investment gains and losses	(702)	50	(390)	43	(22)	(702)	(22)
Reclassified to Assets held-for-sale	—	—	—	(31)	1	—	1
Ending balance	$ 6,018	$ 6,080	$ 5,787	$ 5,890	$ 4,809	$ 6,018	$ 4,809
Individual Retirement							
Beginning balance	$ 3,229	$ 3,212	$ 3,191	$ 3,241	$ 3,275	$ 3,229	$ 3,275
Capitalization of commissions, sales and issue expenses	100	116	111	123	111	100	111
Amortization	(144)	(115)	(23)	(45)	(100)	(144)	(100)
Change in unrealized investment gains and losses	27	(22)	(38)	(44)	118	27	118
Reclassified to Assets held-for-sale	—	—	—	—	—	—	—
Ending balance	$ 3,212	$ 3,191	$ 3,241	$ 3,275	$ 3,404	$ 3,212	$ 3,404
Group Retirement							
Beginning balance	$ 657	$ 650	$ 664	$ 674	$ 667	$ 657	$ 667
Capitalization of commissions, sales and issue expenses	23	26	22	31	26	23	26
Amortization	(12)	(10)	(7)	(9)	(59)	(12)	(59)
Change in unrealized investment gains and losses	(18)	(2)	(5)	(29)	(9)	(18)	(9)
Reclassified to Assets held-for-sale	—	—	—	—	—	—	—
Ending balance	$ 650	$ 664	$ 674	$ 667	$ 625	$ 650	$ 625
Protection Solutions							
Beginning balance	$ 2,706	$ 2,061	$ 2,185	$ 1,856	$ 1,935	$ 2,706	$ 1,935
Capitalization of commissions, sales and issue expenses	50	47	49	57	48	50	48
Amortization	(49)	(50)	(56)	(55)	(1,087)	(49)	(1,087)
Change in unrealized investment gains and losses	(646)	127	(322)	108	(177)	(646)	(177)
Reclassified to Assets held-for-sale	—	—	—	(31)	—	—	—
Ending balance	$ 2,061	$ 2,185	$ 1,856	$ 1,935	$ 719	$ 2,061	$ 719
Corporate and Other							
Beginning balance (1)	$ 153	$ 95	$ 40	$ 16	$ 16	$ 153	$ 16
Capitalization of commissions, sales and issue expenses	—	—	—	(1)	—	—	—
Amortization	7	(2)	1	(10)	(2)	7	(2)
Change in unrealized investment gains and losses	(65)	(53)	(25)	8	46	(65)	46
Reclassified to Assets held-for-sale	—	—	—	—	1	—	1
Ending balance	$ 95	$ 40	$ 16	$ 13	$ 61	$ 95	$ 61

(1) March 31, 2020 DAC beginning balance is $3 million more than December 31, 2019 ending balance due to impact of CECL.

1Q 2020 Financial Supplement

25

Use of Non-GAAP Financial Measures In addition to our results presented in accordance with U.S. GAAP, we report Non-GAAP Operating Earnings, Non-GAAP Operating ROE, Non-GAAP Operating ROC by segment for our Individual Retirement, Group Retirement and Protection Solutions segments, and Non-GAAP Operating Earnings per share, each of which is a measure that is not determined in accordance with U.S. GAAP. Management principally uses these non-GAAP financial measures in evaluating performance because they present a clearer picture of our operating performance and they allow management to allocate resources. Similarly, management believes that the use of these Non-GAAP financial measures, together with relevant U.S. GAAP measures, provide investors with a better understanding of our results of operations and the underlying profitability drivers and trends of our business. These non-GAAP financial measures are intended to remove from our results of operations the impact of market changes (where there is mismatch in the valuation of assets and liabilities) as well as certain other expenses which are not part of our underlying profitability drivers or likely to re-occur in the foreseeable future, as such items fluctuate from period-to-period in a manner inconsistent with these drivers. These measures should be considered supplementary to our results that are presented in accordance with U.S. GAAP and should not be viewed as a substitute for the U.S. GAAP measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Consequently, our non-GAAP financial measures may not be comparable to similar measures used by other companies. We also discuss certain operating measures, including AUM, AUA, AV, Protection Solutions Reserves and certain other operating measures, which management believes provide useful information about our businesses and the operational factors underlying our financial performance. Non-GAAP Operating Earnings Non-GAAP Operating Earnings is an after-tax non-GAAP financial measure used to evaluate our financial performance on a consolidated basis that is determined by making certain adjustments to our consolidated after-tax net income attributable to Holdings. The most significant of such adjustments relates to our derivative positions, which protect economic value and statutory capital, and are more sensitive to changes in market conditions than the variable annuity product liabilities as valued under U.S. GAAP. This is a large source of volatility in net income. Non-GAAP Operating Earnings equals our consolidated after-tax net income attributable to Holdings adjusted to eliminate the impact of the following items: • Items related to variable annuity product features, which include: (i) certain changes in the fair value of the derivatives and other securities we use to hedge these features; (ii) the effect of benefit ratio unlock adjustments related to extraordinary economic conditions or events such as COVID-19; and (iii) changes in the fair value of the embedded derivatives reflected within variable annuity products’ net derivative results and the impact of these items on DAC amortization on our SCS product. • Investment (gains) losses, which includes credit loss impairments of securities/investments, sales or disposals of securities/investments, realized capital gains/losses and valuation allowances; • Net actuarial (gains) losses, which includes actuarial gains and losses as a result of differences between actual and expected experience on pension plan assets or projected benefit obligation during a given period related to pension, other postretirement benefit obligations, and the one-time impact of the settlement of the defined benefit obligation; • Other adjustments, which includes restructuring costs related to severance, lease write-offs related to non-recurring restructuring activities, separation costs and impacts related to COVID-19; and • Income tax expense (benefit) related to the above items and non-recurring tax items, which includes the effect of uncertain tax positions for a given audit period and permanent differences due to the Tax Reform Act. Because Non-GAAP Operating Earnings excludes the foregoing items that can be distortive or unpredictable, management believes that this measure enhances the understanding of the Company’s underlying drivers of profitability and trends in our business, thereby allowing management to make decisions that will positively impact our business. We use the prevailing corporate federal income tax rate of 21% in 2020 while taking into account any non-recurring differences for events recognized differently in our financial statements and federal income tax returns as well as partnership income taxed at lower rates when reconciling Net income (loss) attributable to Holdings to Non-GAAP Operating Earnings. 1Q 2020 Financial Supplement 26

Use of Non-GAAP Financial Measures Non-GAAP Operating ROE, Pro forma Non-GAAP Operating ROE and Non-GAAP Operating ROC by Segment We report Non-GAAP Operating ROE, Pro forma Non-GAAP Operating ROE as well as Non-GAAP Operating ROC by segment for our Individual Retirement, Group Retirement and Protection Solutions segments, each of which is a non-GAAP financial measure used to evaluate our recurrent profitability on a consolidated basis and by segment, respectively. We calculate Non- GAAP Operating ROE by dividing Non-GAAP Operating Earnings for the previous twelve calendar months by consolidated average equity attributable to Holdings' common shareholders, excluding Accumulated Other Comprehensive Income (“AOCI”). We calculate Pro forma Non-GAAP Operating ROE by dividing Pro forma Non-GAAP Operating Earnings by consolidated average equity attributable to Holdings' common shareholders, excluding AOCI. We calculate Non-GAAP Operating ROC by segment by dividing Operating earnings (loss) on a segment basis for the previous twelve calendar months by average capital on a segment basis, excluding AOCI, as described below. AOCI fluctuates period-to-period in a manner inconsistent with our underlying profitability drivers as the majority of such fluctuation is related to the market volatility of the unrealized gains and losses associated with our available-for-sale (“AFS”) securities. Therefore, we believe excluding AOCI is more effective for analyzing the trends of our operations. We do not calculate Non-GAAP Operating ROC by segment for our Investment Management & Research segment because we do not manage that segment from a return of capital perspective. Instead, we use metrics more directly applicable to an asset management business, such as AUM, to evaluate and manage that segment. For Non-GAAP Operating ROC by segment, capital components pertaining directly to specific segments such as DAC along with targeted capital are directly attributed to these segments. Targeted capital for each segment is established using assumptions supporting statutory capital adequacy levels, reflecting the new adopted NAIC RBC framework the company as of year end 2019. To enhance the ability to analyze these measures across periods, interim periods are annualized. Non-GAAP Operating ROC by segment should not be used as a substitute for ROE. Book Value per common share, excluding AOCI We use the term “book value” to refer to “Total equity attributable to Holdings' common shareholders.” Book Value per common share, excluding AOCI, is our stockholder’s equity, excluding AOCI, divided by ending common shares outstanding. Non-GAAP Operating Earnings per common share Non-GAAP Operating Earnings per common share is calculated by dividing Non-GAAP Operating Earnings by diluted common shares outstanding. 1Q 2020 Financial Supplement 27

Reconciliation of Non-GAAP Measures (1/3) For the Three Months Ended or As of For the Three Months Ended or As of (in millions USD, unless otherwise indicated) 3/31/2019 6/30/2019 9/30/2019 12/31/2019 3/31/2020 3/31/2019 3/31/2020 Net income (loss) attributable to Holdings Net income (loss) attributable to Holdings $ (775) $ 363 $ (384) $ (937) $ 5,410 $ (775) $ 5,410 Adjustments related to: Variable annuity product features (1) 1,540 200 1,444 1,694 (6,861) 1,540 (6,861) Investment gains (losses), net 11 12 (199) 103 (4) 11 (4) Net actuarial gains (losses) related to pension and other postretirement benefit obligations 24 24 24 27 27 24 27 Other adjustments (2) (3) 40 89 78 199 634 40 634 Income tax (expense) benefit related to above adjustments (4) (337) (71) (282) (424) 1,303 (337) 1,303 Non-recurring tax items 6 (58) (4) (10) 6 6 6 Non-GAAP Operating Earnings $ 509 $ 559 $ 677 $ 652 $ 515 $ 509 $ 515 Net income (loss) attributable to Holdings $ (1.50) $ 0.74 $ (0.78) $ (1.97) $ 11.67 $ (1.50) $ 11.67 Less: Preferred stock dividends — — — — 0.02 — 0.02 Net income (loss) available to Holdings' common shareholders (1.50) 0.74 (0.78) (1.97) 11.65 (1.50) 11.65 Adjustments related to: Variable annuity product features (1) 2.97 0.41 2.94 3.55 (14.80) 2.97 (14.80) Investment gains (losses), net 0.02 0.02 (0.40) 0.22 (0.01) 0.02 (0.01) Net actuarial gains (losses) related to pension and other postretirement benefit obligations 0.05 0.05 0.05 0.06 0.06 0.05 0.06 Other adjustments (2) (3) 0.08 0.18 0.15 0.42 1.37 0.08 1.36 Income tax (expense) benefit related to above adjustments (4) (0.65) (0.14) (0.57) (0.89) 2.81 (0.65) 2.81 Non-recurring tax items 0.01 (0.12) (0.01) (0.02) 0.01 0.01 0.01 Non-GAAP Operating Earnings (loss) available to Holdings' common shareholders $ 0.98 $ 1.14 $ 1.38 $ 1.37 $ 1.08 $ 0.98 $ 1.08 Book Value per common share Book Value per common share $ 26.77 $ 30.22 $ 30.53 $ 27.52 $ 42.86 $ 26.77 $ 42.86 Less: Per share impact of AOCI (1.04) 1.78 3.00 1.81 5.08 (1.04) 5.08 Book value per common share (ex. AOCI) $ 27.81 $ 28.44 $ 27.53 $ 25.71 $ 37.78 $ 27.81 $ 37.78 Notes: 561.0 561.0 561.0 561.1 560.3 561.0 560.8 (1) Includes COVID-19 impact on Variable annuity product features due to assumption update of $1.5 billion and other COVID-19 related impacts of $35 million for the three months ended March 31, 2020. The impact per common share is $3.17 and other COVID-19 related impacts of $0.08 for the three months ended March 31, 2020. (2) Includes separation costs of $32 million and $24 million for the three months ended March 31, 2020 and 2019. The impact per common share is $0.07 and $0.05 for the three months ended March 31, 2020 and 2019. (3) Includes assumption update due to COVID-19 of $1.0 billion and other COVID-19 related impacts of $51 million for the three months ended March 31, 2020. The impact per common share is $2.13 and $0.11 for the three months ended March 31, 2020. (4) Includes income taxes of $(534) million for the above related COVID-19 items for the three months ended March 31, 2020. The impact per common share is $(1.15) for the three months ended March 31, 2020. 1Q 2020 Financial Supplement 28

Reconciliation of Non-GAAP Measures (2/3)

(in millions USD, unless otherwise indicated)	3/31/2019 Pro forma (1)	6/30/2019	9/30/2019	12/31/2019	3/31/2020
	As of and for the Twelve Months Ended				
Net Income to Pro forma Net Income					
Net Income (loss), as reported	$ 1,108	$ —	$ —	$ —	$ —
Adjustments related to:					
Pro forma adjustments before income tax (1)	(6)	—	—	—	—
Income tax impact	(1)	—	—	—	—
Pro forma adjustments, net of income tax	(7)	—	—	—	—
Pro forma Net income (loss)	1,101	—	—	—	—
Less: Pro forma net income (loss) attributable to the noncontrolling interest	(270)	—	—	—	—
Pro forma Net income (loss) attributable to Holdings	$ 831	$ —	$ —	$ —	$ —
Net Income to Non-GAAP Operating Earnings					
Net income (loss) attributable to Holdings	$ 831	$ 1,030	$ 1,142	$ (1,733)	$ 4,452
Adjustments related to:					
Variable annuity product features	1,295	1,245	1,286	4,878	(3,523)
Investment (gains) losses	201	189	(46)	(73)	(88)
Net actuarial (gains) losses related to pension and other postretirement benefit obligations	107	105	105	99	102
Other adjustments	244	249	276	406	1,000
Income tax (expense) benefits related to above adjustments	(396)	(389)	(340)	(1,114)	526
Non-recurring tax items	(94)	(164)	(174)	(66)	(66)
Non-GAAP Operating Earnings	$ 2,188	$ 2,265	$ 2,249	$ 2,397	$ 2,403
Return on Equity and Non-GAAP Operating Return on Equity - Trailing twelve months					
Net income (loss) attributable to Holdings	831	1,030	1,142	(1,733)	4,452
Less: Preferred stock	—	—	—	—	(13)
Net income (loss) available to Holdings' common shareholders	$ 831	$ 1,030	$ 1,142	$ (1,733)	$ 4,439
Average equity attributable to Holdings' common shareholders (ex. AOCI)	$ 14,400	$ 14,223	$ 14,088	$ 13,253	$ 14,094
Return on Equity (ex. AOCI)	5.8%	7.2%	8.1%	(13.1)%	31.5%
Pro forma Non-GAAP Operating Earnings	$ 2,188	$ 2,265	$ 2,249	$ 2,397	$ 2,403
Less: Preferred stock	—	—	—	—	(13)
Non-GAAP Operating Earnings available to Holdings' common shareholders	$ 2,188	$ 2,265	$ 2,249	$ 2,397	$ 2,390
Average equity attributable to Holdings' common shareholders (ex. AOCI)	$ 14,400	$ 14,223	$ 14,088	$ 13,253	$ 14,094
Non-GAAP Operating Return on Equity (ex. AOCI)	15.2%	15.9%	16.0%	18.1 %	17.0%

Notes:

(1) Pro forma adjustments relate to certain Reorganization transactions that occurred in 2018, including: (a) the acquisition of AXA's remaining interest in AB and minority interests in AXA Financial, Inc.; (b) the transfer of certain U.S. property & casualty business held by Equitable Holdings to AXA; (c) the issuance of $3.8 billion of external debt; and (d) the settlement of all outstanding financing balances with AXA.

1Q 2020 Financial Supplement

29

Reconciliation of Non-GAAP Measures (3/3)

(in millions USD, unless otherwise indicated)	Balances as of 6/30/2018	9/30/2018	12/31/2018	3/31/2019	6/30/2019	9/30/2019	12/31/2019	3/31/2020
Equity Reconciliation - Quarter-end Balances								
Total equity attributable to Holdings' shareholders	$ 13,364	$ 12,411	$ 13,866	$ 13,143	$ —	$ —	$ —	$ —
Less: Preferred Stock	—	—	—	—	—	—	775	775
Total equity attributable to Holdings' common shareholders	13,364	12,411	13,866	13,143	14,843	14,936	12,760	19,311
Less: Accumulated other comprehensive income (loss)	(1,310)	(1,595)	(1,396)	(513)	876	1,468	840	2,289
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$ 14,674	$ 14,006	$ 15,262	$ 13,656	$ 13,967	$ 13,468	$ 11,920	$ 17,022

(in millions USD, unless otherwise indicated)	Pro forma (1) Balances as of 6/30/2018	Pro forma (1) 9/30/2018	Pro forma (1) 12/31/2018	Balances as of 3/31/2019	6/30/2019	9/30/2019	12/31/2019	3/31/2020
Equity Reconciliation - Twelve Month Rolling Average (2)								
Total equity attributable to Holdings' shareholders	$ 13,182	$ 13,186	$ 13,297	$ 13,196	$ —	$ —	$ —	$ —
Pro forma adjustments (1)	399	176	1	—	—	—	—	—
Total equity attributable to Holdings' shareholders	13,582	13,362	13,298	13,196	13,566	14,197	14,114	15,850
Less: Preferred Stock	—	—	—	—	—	—	194	388
Total equity attributable to Holdings' common shareholders	13,582	13,362	13,298	13,196	13,566	14,197	13,921	15,463
Less: Accumulated other comprehensive income (loss)	(677)	(990)	(1,312)	(1,204)	(657)	109	668	1,368
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$ 14,259	$ 14,352	$ 14,610	$ 14,400	$ 14,223	$ 14,088	$ 13,253	$ 14,094

Notes:

(1) Pro forma adjustments relate to certain Reorganization transactions that occurred in 2018, including: (a) the acquisition of AXA's remaining interest in AB and minority interests in AXA Financial, Inc.; (b) the transfer of certain U.S. property & casualty business held by Equitable Holdings to AXA; (c) the issuance of $3.8 billion of external debt; and (d) the settlement of all outstanding financing balances with AXA.

(2) All Pro forma average equity amounts are calculated based on a four-quarter rolling average.

1Q 2020 Financial Supplement

30

Glossary of Selected Financial and Product Terms Account Value (“AV”) - AV generally equals the aggregate policy account value of our retirement and protection products. General Account AV refers to account balances in investment options that are backed by the General Account while Separate Accounts AV refers to Separate Accounts investment assets. Annualized premiums - 100% of first year recurring premiums (up to target) and 10% of excess first year premiums or first year premiums from single premium products. Assets Under Administration (“AUA”) - AUA includes non-insurance client assets that are invested in our savings and investment products or serviced by our Equitable Advisors platform. We provide administrative services for these assets and generally record the revenues received as distribution fees. Assets Under Management (“AUM”) - AUM means investment assets that are managed by one of our subsidiaries and includes: (i) assets managed by AB; (ii) the assets in our General Account investment portfolio; and (iii) the Separate Account assets of our Individual Retirement, Group Retirement and Protection Solutions businesses. Total AUM reflects exclusions between segments to avoid double counting. Average Account Value - Calculated as the sum of total Account Value balance as of beginning of period and total Account Value balance as of end of period, divided by two. Average Capital - For average capital amounts by segment, capital components pertaining directly to specific segments such as DAC along with targeted capital are directly attributed to these segments. Targeted capital for each segment is established using assumptions supporting statutory capital adequacy levels (including CTE98). Benefit base - A notional amount (not actual cash value) used to calculate the owner’s guaranteed benefits within an annuity contract. The death benefit and living benefit within the same contract may not have the same benefit base. Current Product Offering (Individual Retirement) - Products sold 2011 and later. Deferred policy acquisition costs (“DAC”) - Represents the incremental costs related directly to the successful acquisition of new and certain renewal insurance policies and annuity contracts and which have been deferred on the balance sheet as an asset. Equitable Advisors - means AXA Advisors, LLC, a Delaware limited liability company, our retail broker/dealer for our retirement and protection businesses and a wholly-owned indirect subsidiary of Holdings. Equitable America - means Equitable Financial Life Insurance Company of America, an Arizona corporation and a wholly-owned indirect subsidiary of Holdings. Equitable Life - means AXA Equitable Life Insurance Company, a New York corporation, a life insurance company and a wholly-owned subsidiary of AEFS. Fixed Rate (Individual Retirement) - Pre-2011 GMxB products. FYP - First year premium and deposits. GMxB - A general reference to all forms of variable annuity guaranteed benefits, including guaranteed minimum living benefits, or GMLBs (such as GMIBs, GMWBs and GMABs), and guaranteed minimum death benefits, or GMDBs (inclusive of return of premium death benefit guarantees). Gross premiums - FYP and Renewal premium and deposits. Guaranteed minimum death benefits (“GMDB”) - An optional benefit (available for an additional cost) that guarantees an annuitant’s beneficiaries are entitled to a minimum payment based on the benefit base, which could be greater than the underlying AV, upon the death of the annuitant. Guaranteed minimum income benefits (“GMIB”) - An optional benefit (available for an additional cost) where an annuitant is entitled to annuitize the policy and receive a minimum payment stream based on the benefit base, which could be greater than the underlying AV. Guaranteed minimum living benefits (“GMLB”) - A reference to all forms of guaranteed minimum living benefits, including GMIBs, GMWBs and GMABs (does not include GMDBs). Invested assets - Includes fixed maturity securities, equity securities, mortgage loans, policy loans, alternative investments and short-term investments. Inv Mgmt and Research - Abbreviation for Investment Management and Research. Net flows - Net change in customer account balances in a period including, but not limited to, gross premiums, surrenders, withdrawals and benefits. It excludes investment performance, interest credited to customer accounts and policy charges. Net long-term flows - Net change of assets under management in a period which includes new sales net of redemptions of mutual funds and terminations of separately managed accounts and cash flow which includes both cash invested or withdrawn by existing clients. In addition, cash flow includes fees received from certain clients. It excludes the impact of the markets. Premiums and deposits - Amounts a policyholder agrees to pay for an insurance policy or annuity contract that may be paid in one or a series of payments as defined by the terms of the policy or contract. Protection Solutions Benefit Ratio - Calculated as sum of policyholders’ benefits and interest credited to policyholders’ account balances dividend by segment revenues. Protection Solutions Reserves - Protection Solutions Reserves equals the aggregate value of Policyholders’ account balances and Future policy benefits for policies in our Protection Solutions segment. Renewal premium and deposits - Premiums and deposits after the first twelve months of the policy or contract. Return of premium (“ROP”) death benefit - This death benefit pays the greater of the account value at the time of a claim following the owner’s death or the total contributions to the contract (subject to adjustment for withdrawals). The charge for this benefit is usually included in the M&E fee that is deducted daily from the net assets in each variable investment option. We also refer to this death benefit as the Return of Principal death benefit. Return on Assets - Calculated as trailing twelve months operating earnings, before income taxes divided by average account value. Return on Equity (ex. AOCI) - Calculated as trailing twelve months net income (loss) attributable to Holdings' common shareholders divided by average equity attributable to Holdings' common shareholders, excluding Accumulated Other Comprehensive Income (“AOCI”). Trailing Twelve Months ("TTM") - The twelve calendar months preceding the balance sheet date of a given reporting period. 1Q 2020 Financial Supplement 31

Analyst Coverage, Ratings & Contact Information

Analyst Coverage

Firm	Analyst	Phone Number
Bank of America Securities	Joshua Shanker	1 (631) 909-4041
Citi	Suneet Kamath	1 (212) 816-3457
Credit Suisse	Andrew Kligerman	1 (212) 325-5069
Evercore ISI	Thomas Gallagher	1 (212) 446-9439
Goldman Sachs	Alex Scott	1 (917) 343-7160
J.P. Morgan	Jimmy Bhullar	1 (212) 622-6397
Keefe, Bruyette, & Woods	Ryan Krueger	1 (860) 722-5930
Morgan Stanley	Nigel Dally	1 (212) 761-4132
RBC Capital Markets	Mark Dwelle	1 (804) 782-4008
SunTrust Robinson Humphrey	Mark Hughes	1 (615) 748-4422
Wells Fargo Securities	Elyse Greenspan	1 (212) 214-8031

This list is provided for informational purposes only. Equitable Holdings does not endorse the analyses, conclusions or recommendations contained in any reports issued by these or any other analysts.

Ratings

	A.M. Best	S&P	Moody's
Last review date	**Dec '19**	**Nov '19**	**Aug '19**
Financial Strength Ratings:			
AXA Equitable Life Insurance Company	A	A+	A2
Equitable Financial Life Insurance Company of America	A	A+	A2
Credit Ratings:			
Equitable Holdings, Inc.	bbb+	BBB+	Baa2
AllianceBernstein Holding, L.P. (1)	—	A	A2

Investor and Media Contacts

Contact Investor Relations

Jessica Baehr
(212) 314-2476

Dan Woodrow
(212) 314-2036

IR@equitable.com
ir.equitableholdings.com

Contact Media Relations

Matt Asensio
(212) 314-2010
MediaRelations@equitable.com
www.equitableholdings.com

Notes:

(1) Last review dates: S&P as of Oct '19, Moody's as of Nov '19.

1Q 2020 Financial Supplement

32